Bank of America Merrill Lynch 2014 Global Energy Conference November 13, 2014 Exhibit 99.1

Forward Looking Statements

This material and any oral statements made in connection with this material include "forward-looking statements" within the meaning of the Securities Act of
1933 and the Securities Exchange Act of 1934.  Statements made which provide the Company’s or management’s intentions, beliefs, expectations or predictions for the future are forward-looking statements and are inherently uncertain. The opinions, forecasts, projections or other statements other than statements of historical fact, including, without limitation, plans and objectives of management of the Company are forward-looking statements.  It is important to note that actual results could differ materially from those discussed in such forward-looking statements.  Important factors that could cause actual results to differ materially include the risk factors and other cautionary statements contained from time to time in the Company’s SEC filings, which may be obtained by contacting the
Company or the SEC. These filings are also available through the Company’s web site at http://www.patenergy.com
or through the SEC’s Electronic Data Gathering
and Analysis Retrieval System (EDGAR) at http://www.sec.gov. We undertake no obligation to publicly update or revise any forward-looking statement.  Statements made in this presentation include non-GAAP financial measures.  The required reconciliation to GAAP financial measures are included on our website and at the end of this presentation.

Patterson-UTI Energy is a leading Patterson-UTI Energy is a leading provider of contract drilling and provider of contract drilling and pressure pumping services pressure pumping services 3

Contract Drilling
•
High quality fleet of land drilling
rigs including 142 APEX ® rigs
•
Leader in walking rig technology for
pad drilling applications
•
Large footprint across North
American drilling markets
Patterson-UTI reported results for the nine months ended September 30, 2014

Pressure Pumping
•
High quality fleet of modern pressure
pumping equipment
•
A leader in natural gas bi-fuel
technology
•
Strong reputation for regional
knowledge and efficient operations
Patterson-UTI reported results for the nine months ended September 30, 2014

Contract Drilling

Contract Drilling Capital Expenditures and Acquisitions
($ in millions)
Investing in Our Drilling Rig Fleet
More
More
than
than
$5
$5
billion
billion
invested
invested
since
since
2005
2005
2014 Capital expenditure forecast as of October 23, 2014

A Rig Fleet Transformation 8 Patterson-UTI Energy Total Rig Fleet

…and Expected as of September 30, 2015
APEX-XK 1500™
APEX-XK 1000™
APEX WALKING
®
APEX 1500
®
APEX 1000
®
Total APEX
®
Rigs
Class
APEX
®
Rigs as of November 13, 2014
61
4
49
44
11
169
9/30/2015
A leader in high specification drilling rigs
A leader in high specification drilling rigs
34
4
49
44
11
142
11/13/2014
APEX
®
Rig Fleet

Permian Basin
54 Rigs
Large Geographic Footprint
10
PTEN’s Active U.S. Land Drilling Rigs
as of November 2014
East Texas
15 Rigs
Appalachia
36 Rigs
North Texas
6 Rigs
Rockies
33 Rigs
South Texas
39 Rigs

Why invest in APEX ® rigs? …the impact has been transformative!

Increasing APEX ® Drilling Activity 12 Active APEX ® Rig Count

PTEN Relative Active Rig Count by Rig Class 13

Greater Stability of Utilization 14 APEX ® Rig Utilization

Improving Average Rig Revenue Per Day

Patterson-UTI Total Average Rig Revenue Per Day
Excludes early-termination revenues during the third and fourth quarter of 2013 of $3,600 per day and $130 per day, respectively.

Adjusted EBITDA Contribution from High
Specification Rigs

Preferred rigs account for approximately
89% of Adjusted EBITDA in Contract Drilling
Excludes early-termination revenues during the third and fourth quarter of 2013 of $62.8 million and
$2.4 million, respectively.

Why invest in APEX ® rigs? …the outlook remains strong!

18 U.S. Rig Count % by Drilling Type Continued Demand for APEX ® Rigs Source: Baker Hughes North America Rotary Rig Count

AC-powered rigs represent only half
of the horizontal rig count
Total U.S. Horizontal Rig Count by Power Type
Continued Demand for APEX
®
Rigs
Analysis from Patterson-UTI Energy based on data from RigData and company filings.

Why invest in APEX ® rigs? …Patterson-UTI is a technology leader!

APEX WALKING
®
Rigs
21
•
Capable of walking with drill pipe
and collars racked in derrick
•
Full multi-directional walking
capability
•
Walking times average 45 minutes
for 10’ – 15’ well spacing
http://patenergy.com/drilling/technology/apexwalk

Strong Demand for Pad Drilling
22
•
Pad drilling is contributing to
increasing rig efficiency
•
Pad drilling capable rigs are
highly utilized
•
Most new APEX
®
rigs
completed in 2014 are
expected to have walking
systems
http://patenergy.com/drilling/technology

APEX-XK™ Rig Walking on Pad 23 http://patenergy.com/drilling/technology/apexwalk/ Video of APEX-XK™ Rig 23

The APEX-XK
™
24
•
Enhanced mobility including more
efficient rig up and rig down
•
Greater clearance under rig floor for
optional walking system
•
Advanced environmental spill
control integrated into drilling floor
•
Minimized number of truck loads for
rig moves
•
Available in both 1500 HP and 1000
HP
http://patenergy.com/drilling/technology

Enhancing our Position in Pad Drilling 25 Walking Systems Can be Added to Any Rig in Our Fleet… …Allowing for True Multi-Directional Pad Drilling Capabilities 25

Enhancing our Position in Pad Drilling 26 http://patenergy.com/drilling/technology 26

Early Adopter of Natural Gas Engines 27 http://patenergy.com/drilling/technology 27

Using Natural Gas as a Fuel Source
28
• First contract driller to use GE’s
Waukesha natural gas engines on
a modern land rig
• 49 rigs currently configured to use
natural gas as the primary fuel
source including 9 natural gas
powered rigs and 40 bi-fuel
capable rigs
• We plan to add GE Waukesha
engines to one additional rig and
upgrade six additional rigs with bi-
fuel systems
• Natural gas powered rigs can
result in up to 80% lower fuel
costs
http://patenergy.com/drilling/technology

Pressure Pumping

Investing in Pressure Pumping

Pressure Pumping Capital Expenditures and Acquisitions
($ in millions)
More Than $1 billion invested since 2005
2014 Capital expenditure forecast as of October 23, 2014

Growing Pressure Pumping Business 31 Investments in Pressure Pumping… …Have Increased Fleet Size and Quality

Southwest Region:
Northeast Region:
Fracturing horsepower: 614,000
Other horsepower: 31,500
Fracturing horsepower: 304,000
Other horsepower: 55,300
A Significant Player in Regional Markets
Pressure Pumping Areas

Horsepower distribution as of October 23, 2014

A Leader in Bi-Fuel Technology
•
Engines can burn a fuel mix
comprised of up to 70% natural
gas
•
Comparable torque and
horsepower to an all diesel engine
•
Reduces operating costs by
lowering fuel costs
•
Good for environmental
sustainability
http://patenergy.com/pressurepumping/services

A Leader in Bi-Fuel Technology 34 http://patenergy.com/pressurepumping/services 34

A Leader in Bi-Fuel Technology
35
•
One of the largest bi-fuel frac
fleets in the Marcellus
•
Approximately 1,700 stages
completed using natural gas as a
fuel source
•
Replaced more than 983,000
gallons of diesel with cleaner
burning natural gas
•
Eliminated 7.4 million pounds of
transportation loads on local
roads
http://patenergy.com/pressurepumping/services

Comprehensive Lab Services http://patenergy.com/pressurepumping/services 36

Financial Flexibility

Investing in Our Company

Capital Expenditures and Acquisitions
($ in millions)
2014 Capital expenditure forecast as of October 23, 2014
$598
$637
$445
$453
$976
$1,012
$974
$662
$1,300
2006 2007 2008 2009 2010 2011 2012 2013 2014E

Strong Financial Position

•
History of returning capital to investors
–
Cash Dividend
•
Initiated cash dividend in 2004
•
Doubled quarterly cash dividend to $0.10 per share in February
2014
–
Stock Buyback
•
Total of $857 million repurchased since 2005
•
Repurchased $85.8 million of stock in 2013 at an average
price of $20.83
•
Approximately $187 million remaining authorization as of
September 30, 2014
•
Returned approximately $1.3 billion to shareholders since
2005

Strong Financial Position

Total Liquidity
($ in millions)
Liquidity defined as end of period cash plus availability under revolving line of credit
* From September 30, 2014 through October 23, 2014, the Company borrowed $170 million under the revolving credit facility, leaving approximately $290 million available as of October 23, 2014.
208
283
398
244
387
273
571
710
499
0
100
200
300
400
500
600
700
800
2006 2007 2008 2009 2010 2011 2012 2013 3Q14*
Year End
Line of Credit Availability Cash

Strong Financial Position

Net Debt to Capital Ratio
$600 million of debt not due until at least 2020
$600 million of debt not due until at least 2020
* From September 30, 2014 through October 23, 2014, the Company borrowed $170 million under the revolving credit facility, leaving approximately $290 million available as of October 23, 2014.
6%
2%
-4%
-2%
15%
13%
18%
14%
18%
-10%
0%
10%
20%
30%
40%
50%
2006 2007 2008 2009 2010 2011 2012 2013 3Q14*
Year End

Strong Financial Returns 42 Growth in Per-Share Book Value

Why Invest in Patterson-UTI Energy?
•
Continuing Transformation
– Committed to high-spec land rigs where
demand remains strong
– Creating value through focus on well
site execution
•
Technology leader
– Leader in walking rigs for pad drilling
– Innovator in use of natural gas as a fuel
source for both drilling and pressure
pumping
•
Financially flexible
– Strong balance sheet
– History of share buybacks
– Dividends

Bank of America Merrill Lynch 2014 Global Energy Conference November 13, 2014

Additional References

Active in Unconventional Plays 46 PTEN’s Active Rigs in Unconventional Areas as of November 2014

Term Contract Coverage
•
Based on term contracts in place as of October 23, 2014
–
An average of 157 rigs expected under term contract in the
fourth quarter of 2014
–
An average of 93 rigs expected under term contract during
2015
•
Drilling term contract revenue backlog of $1.7 billion at September
30, 2014
•
PTEN expects to continue signing term contracts
Improving earnings visibility and returns stability

Strong Financial Position
•
Total liquidity of approximately $499 million*
–
$38.6 million of cash at September 30, 2014
–
$460 million revolver availability at September 30, 2014*
•
$646 million net debt at September 30, 2014*
–
18.4% Net Debt/Total Capitalization*
–
$300 million of 4.97% Series A notes due October 5, 2020
–
$300 million of 4.27% Series B notes due June 14, 2022
–
$85 million of 5-year term loan
•
No equity sales in last 14 years
•
Reduced share count by 26.0 million shares since
2005

* From September 30, 2014 through October 23, 2014, the Company borrowed $170 million under our revolving credit facility, leaving approximately $290 million available as of October 23, 2014.

Three Months Ended
September 30,
Nine Months Ended
September 30,
  2014   2013   2014   2013

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization
(Adjusted EBITDA)(1):
Net income  $ 15,976  $ 74,420  $ 105,081  $ 171,418
Income tax expense  7,556  43,301  50,403  98,957
Net interest expense  6,759  7,210  20,812  20,494
Depreciation, depletion, amortization and impairment  237,825  140,734  538,573  414,351
Adjusted EBITDA  $ 268,116  $ 265,665  $ 714,869  $ 705,220

Total revenue  $ 845,628  $ 730,907  $ 2,281,072  $ 2,057,262

Adjusted EBITDA margin  31.7%  36.3% 31.3% 34.3%

Adjusted EBITDA by operating segment:
Contract drilling  $ 202,804  $ 217,289  $ 557,674  $ 532,812
Pressure pumping  62,795  50,677  157,913  171,471
Oil and natural gas  11,449  10,225  29,423  35,591
Corporate and other  (8,932)  (12,526)  (30,141)  (34,654)
Consolidated Adjusted EBITDA  $ 268,116  $ 265,665  $ 714,869  $ 705,220
(1) The company makes use of financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”) to help in the assessment of ongoing operating performance. These non-GAAP financial measures are reconciled to their most directly comparable GAAP measures in the tables above. We define Adjusted EBITDA as net income plus net interest expense, income tax expense and depreciation, depletion, amortization and impairment expense.
We present Adjusted EBITDA because we believe it provides additional information with respect to both the performance of our fundamental business activities and our ability to meet our capital expenditures and working capital requirements. Adjusted EBITDA is not defined by GAAP and, as such, should not be construed as an alternative to net income (loss) or operating cash flow. We define margin as revenues less direct operating costs. We present margin because we believe it to be the component of our earnings most impacted by the variability in our contract drilling and pressure pumping operations. Margin is not defined by GAAP and, as such, should not be construed as an alternative to net income (loss).
PATTERSON-UTI ENERGY, INC.
Non-GAAP Financial Measures

Non-GAAP Financial Measures (Unaudited)
(dollars in thousands)

  2013   2012   2011   2010   2009
Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization
(Adjusted EBITDA)(1):
Net income (loss)  $ 188,009  $ 299,477  $ 322,413  $ 116,942  $ (38,290)
Income tax expense (benefit)  108,432  176,196  187,938  72,856  (17,595)
Net interest expense (income)  27,441  22,196  15,465  11,098  3,767
Depreciation, depletion, amortization and impairment  597,469  526,614  437,279  333,493  289,847
Net impact of discontinued operations  - - (209) 1,778  1,979
Adjusted EBITDA  $ 921,351  $ 1,024,483  $ 962,886  $ 536,167  $ 239,708

Total revenue  $ 2,716,034  $ 2,723,414  $ 2,565,943  $ 1,462,931  $ 781,946

Adjusted EBITDA margin  33.9% 37.6% 37.5% 36.7% 30.7%
Non-GAAP Financial Measures
50
PATTERSON-UTI ENERGY, INC.
Non-GAAP Financial Measures (Unaudited)
(dollars in thousands)
(1)
The company makes use of financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”) to help in the assessment of ongoing operating performance. These non-GAAP financial measures are reconciled to their most directly comparable GAAP measures in the tables above. We define Adjusted EBITDA as net income plus net interest expense, income tax expense and depreciation, depletion, amortization and impairment expense. We present Adjusted EBITDA because we believe it provides additional information with respect to both the performance of our fundamental business activities and our ability to meet our capital expenditures and working capital requirements. Adjusted EBITDA is not defined by GAAP and, as such, should not be construed as an alternative to net income (loss) or operating cash flow. We define margin as revenues less direct operating costs. We present margin because we believe it to be the component of our earnings most impacted by the variability in our contract drilling and pressure pumping operations. Margin is not defined by
GAAP and, as such, should not be construed as an alternative to net income (loss).